SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: May 12, 2005





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            59-3764931
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                               Identification No.)


1 Jasper  Street, Paterson, New Jersey                                   07522
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(Address of principal executive offices)                           (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))







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ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 10, 2005, the Company closed on its acquisition of the assets of North Country Environmental Services, Inc. ("NCES"), pursuant to an Asset Purchase Agreement by and between the Company and NCES dated April 1, 2005, under which the Company acquired substantially all of NCES' assets used in its environmental services business in return for the assumption and pay off by the Company of liabilities totalling $533,000.

Item 9.01         Financial Statements and Exhibits

Exhibits:

99.1     Press Release dated May 12, 2005.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



VERIDIUM CORPORATION



               /S/      James Green
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By:                     JAMES GREEN
                        President and Chief Executive Officer
Date:                   May 12, 2005